                                   EXHIBIT NO. 10.2

                         MANAGEMENT AGREEMENTS WITH SOLYMAR, INC.,
                            FERNANDO TORRES, AND SERAMEX, INC.

                              MANAGEMENT CONTRACT AGREEMENT


This contract is drawn this 1st day of July, 1995, representing the agreement entered into by and between GROUPMED INTERNATIONAL, Inc., a Nevada corporation, and/or its nominee, (hereinafter referred to as GMII) and SOLYMAR, INC., a Nevada corporation, and/or its nominee, (hereinafter referred to as SOLYMAR).

     It is hereby agreed to as follows:

     1. TERM OF AGREEMENT. GMII hereby agrees to contract the annual management services of SOLYMAR for a time certain, beginning JULY 1, 1995 and concluding JULY 1, 1996. The management services provided by SOLYMAR to GMII shall be renewed, and re-negotiated if necessary, not later than July 1, 1996, so as to continue the effectiveness of the annual management contract of SOLYMAR. The management contract shall be approved by the Board of Directors of GMII at a properly noticed Board Meeting convened for said purpose.

     2. SCOPE OF MANAGEMENT. SOLYMAR shall provide and render to GMII the necessary services to conduct the business of GMII. The services provided by SOLYMAR to GMII shall be consistent with the duties incidental to the Presidency and Member of the Board of a corporation and those of an Executive Officer of said corporation. In addition, SOLYMAR may, from time to time, be called upon by the Board of Directors to perform similar duties that will enhance the business of GMII.

     3. COMPENSATION. SOLYMAR shall be compensated for its services to GMII, and under the terms and conditions of this management contract as follows:

     (a) Compensation. GMII shall pay to SOLYMAR a monthly base amount of EIGHT THOUSAND, TWO HUNDRED FIFTY dollars ($8250) beginning 7/1/95. SOLYMAR shall be responsible for the filing of all required tax documents in regards to its corporate income, as well as all applicable federal filings. SOLYMAR shall be entitled to receive an annual ten percent (10%) salary increase, if said increase is in compliance with the terms and conditions of Rule 15c2-11, if applicable, and the Articles of Incorporation of GMII.

     (b) Stock Benefit Plan Compensation. SOLYMAR shall be eligible to receive awards through the GMII Board approved Incentive and Stock Award Plan. The awards presented include stock options, restricted stock, restricted stock units payable in GMII common stock or cash, and other stock-based awards more particularly detailed within the GMII approved Board minutes regarding such matters.

MANAGEMENT CONTRACT AGREEMENT - GMII/SOLYMAR
Page 2 of 4

     (c) Bonus Compensation. SOLYMAR, in addition to the monthly compensation base amount, is eligible to participate in GMII's subjective bonus plan, as reflected within the GMII approved Board minutes regarding such matters. SOLYMAR, in addition to the above compensation, will receive five percent (5%) of the net profits of GMII for five years. This net profit bonus is not subject to termination. This bonus compensation may be increased a minimum of one percent (1%) per year, to a maximum of an additional three percent (3%) per year by the Board of Directors for superior quality of service and financial performance.

     4. EXPENSES/REIMBURSEMENTS. SOLYMAR is authorized to incur reasonable expenses as it relates to the business of GMII, including but not limited to the expenses of entertainment and travel, and phone use. As detailed within the GMII approved Board minutes regarding expense reimbursement, upon presentation of expenses made by SOLYMAR, GMII shall reimburse SOLYMAR for the same.

     5. CORPORATE ALLOWANCES.

     (a) AUTOMOBILE ALLOWANCE. A corporate automobile allowance of $500.00 per month shall be received by SOLYMAR.

     (b) HEALTH/LIFE INSURANCE. At such time when the corporation arranges for health and life insurance coverage, DANIEL N. LOMAX, a designated employee of SOLYMAR, shall receive said coverage.

     6. TERMINATION. Except as otherwise provided herein, this agreement shall terminate upon the expiration of this management contract, or upon the death of DANIEL N. LOMAX, a designated EMPLOYEE OF SOLYMAR. Should termination occur, for whatever reason, GMII shall remunerate to SOLYMAR or its nominee, or heirs, as the case may be, with respect of all rights which shall accrue prior or subsequent to termination.

     7. TERMINATION FOR CAUSE. GMII shall have the right to terminate SOLYMAR "for cause", in which event continued compensation and benefits shall cease. Termination "for cause" shall be determined in good faith by the Board of Directors of GMII and shall require a vote of not less than 75% of said Directors. Board of Director Termination "for cause" shall be effective immediately upon written notification being provided to SOLYMAR.

MANAGEMENT CONTRACT AGREEMENT - GMII/SOLYMAR
PAGE 3 of 4

     (a) Definition of "CAUSE". For purposes of this management contract, the term "Cause" shall be strictly interpreted to:

     (i) any material act of dishonesty by SOLYMAR's designated employee, Daniel N. Lomax against GMII;

    (ii) willful or gross negligence of the performance of SOLYMAR's designated employee, DANIEL N. LOMAX as it relates to her duties as an executive officer of GMII;

   (iii) material breach by SOLYMAR's designated employee, DANIEL N. LOMAX of this management contract;

    (iv) misconduct by SOLYMAR's designated employee, DANIEL N. LOMAX, which results in substantial adverse effect of the business of GMII.

     8. DISABILITY. In the event that SOLYMAR's designated employee, Daniel
N. Lomax, becomes permanently disabled during the term of this management contract, then he shall continue in the services of GMII, but SOLYMAR's compensation hereunder shall be reduced to the amount of monthly base compensation then in effect, (Item 3 herein) which compensation shall be reduced by any amounts received from worker's compensation, social security, disability programs, etc.

     9. GENERAL PROVISIONS. Any NOTICE to be given herewith by either party to the other shall be in writing, and may be effected either by personal delivery or by facsimile, private courier, or certified mail, return receipt requested. Mailed notices shall be addressed to the parties at the addresses set forth below. Parties may change the notice address by supplying to the other party written notification of the change of address. Notices delivered personally shall be deemed communicated upon receipt; however, facsimiles, private courier deliveries, or mailed notices shall be deemed communicated as of one day after faxing, delivery to a private courier or mailing.

       DANIEL N. LOMAX               GROUPMED, INTERNATIONAL, INC.
       2390 Willits Road             3095 South Grade Rd., #B
       Alpine, California 91901      Alpine, California 91901
       619-445-0764                  619-445-0977

     (a) Partial Invalidity of this Management Contract. Should any portion of this management contract agreement be held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions thereof, shall nevertheless continue in full force without being impaired or invalidated in any way.

MANAGEMENT CONTRACT AGREEMENT - GMII/SOLYMAR
Page 4 of 4

     (b) Jurisdiction. This management contract agreement shall be governed by the laws and statutes and construed in accordance with the laws of the State of Nevada.

     (c) Assignment. This management contract agreement shall inure to the benefit of and bind the parties hereto, and their respective legal representatives, successors and assigns.

     DATED this _________ day of ___________________, 199_.

IN WITNESS THEREOF, the parties have executed this Management Contract
Agreement.

GROUPMED, INTERNATIONAL INC., by    SOLYMAR, INC., by

________________________            _________________________________

THIS AGREEMENT IS SUBJECT TO THE APPROVAL OF THE BOARD OF DIRECTORS OF GROUPMED INTERNATIONAL, INC., AND LEGAL COUNSEL FOR THE GROUPMED
INTERNATIONAL CORPORATION.

WITH SIGNATURES OF THE PRESIDENT AND SECRETARY OF GMII AFFIXED BELOW AND THE IMPRINTMENT OF THE CORPORATE SEAL, AS WELL AS THE SIGNATURE OF CORPORATE COUNSEL, THIS CONTRACT HAS BEEN APPROVED BY THE BOARD OF DIRECTORS FOR GROUPMED INTERNATIONAL, INC. PURSUANT TO THE TERMS AND CONDITIONS PROVIDED HEREIN.

__________________________________     ___________________________________
GROUPMED INTERNATIONAL, INC.           CORPORATE LEGAL COUNSEL FOR GMII
BY PRESIDENT DAN LOMAX




ATTEST:




______________________________________
GROUPMED INTERNATIONAL, INC.
BY SECRETARY FERNANDO TORRES


(SEAL)

                           CONSULTING CONTRACT AGREEMENT

This contract is drawn this 1st day of July, 1995, representing the agreement entered into by and between GROUPMED INTERNATIONAL, INC., a Nevada corporation, and/or its nominee, (hereinafter referred to as GMII) and FERNANDO TORRES, and/or his nominee, (hereinafter referred to as TORRES).

     It is hereby agreed to as follows:

     1. TERM OF AGREEMENT. GMII hereby agrees to contract the annual management services of TORRES for a time certain, beginning July 1, 1995 and concluding July 1, 1996. The management services provided by TORRES to GMII shall be renewed, and re-negotiated if necessary, not later than July 1, 1996, so as to continue the effectiveness of the annual consulting contract of TORRES. The consulting contract shall be approved by the Board of Directors of GMII at a properly noticed Board Meeting convened for said purpose.

     2. SCOPE OF CONSULTATION. TORRES shall provide and render to GMII the necessary services to conduct the business of GMII, including but not limited to the outline defined within Exhibit A, attached hereto, and by this referenced incorporated as a permanent part of this MANAGEMENT consulting contract agreement. The services provided by TORRES to GMII shall be consistent with the duties incidental to a executive officer and member of the Board of a corporation. In addition, TORRES may, from time to time, be called upon by the Board of Directors to perform similar duties that will enhance the business of GMII.

     3. COMPENSATION. TORRES shall be compensated for its services to GMII, and under the terms and conditions of this consulting contract as follows:

     (a) Compensation. GMII shall pay to TORRES a monthly base amount of FIVE THOUSAND Dollars ($5,000) beginning 7/1/95. TORRES shall be responsible for the filing of all required tax documents in regards to its corporate income, (if applicable) as well as all applicable federal filings. TORRES shall be eligible to receive a minimum annual ten percent (10%) salary increase, if said increase is in compliance with the terms and conditions of Rule 15c2-11, if applicable, and the Articles of Incorporation of GMII, and approved by the Board of Directors.

     (b) Stock Benefit Plan Compensation. TORRES shall be eligible to receive awards through the GMII Board approved Incentive and Stock Award Plan. The awards presented include stock options, restricted stock, restricted stock units payable in GMII common stock or cash, and other stock-based awards more particularly detailed within the GMII approved Board minutes regarding such matters.

CONSULTING CONTRACT AGREEMENT - GMII/TORRES
Page 2 of 4

     (c) Bonus Compensation. TORRES, in addition to the monthly compensation base amount, is eligible to participate in GMII's subjective bonus plan, as reflected within the GMII approved Board minutes regarding such matters. As it specifically relates to GMIX, TORRES, in addition to the above compensation, will receive two percent (2%) of the net profits
     (after taxes) of GMIX for five years. This bonus compensation may be increased a minimum of one percent (1%) per year, to a maximum of an additional three percent (3%) per year by the Board of Directors for superior quality of service and financial performance.

     4. EXPENSES/REIMBURSEMENTS. TORRES is authorized to incur reasonable expenses as it relates to the business of GMII, including but not limited to the expenses of entertainment and travel, and phone use. As detailed within the GMII approved Board minutes regarding expense reimbursement, upon presentation of expenses made by SERAMEX, GMII shall reimburse TORRES for the same.

     5. CORPORATE ALLOWANCES.

     (a) AUTOMOBILE ALLOWANCE. A corporate automobile allowance of $500.00 per month shall be received by TORRES.

     (b) HEALTH/LIFE INSURANCE. At such time when the corporation arranges for health and life insurance coverage, FERNANDO TORRES, a designated individual, shall receive said coverage.

     6. TERMINATION. Except as otherwise provided herein, this agreement shall terminate upon the expiration of this management contract, or upon the death of FERNANDO TORRES, a designated individual. Should termination occur, for whatever reason, GMII shall remunerate to TORRES or its nominee, or heirs, as the case may be, with respect of all rights which shall accrue prior or subsequent to termination.

     7. TERMINATION FOR CAUSE. GMII shall have the right to terminate TORRES "for cause", in which event continued compensation and benefits shall cease. Termination "for cause" shall be determined in good faith by the Board of Directors of GMII and shall require a vote of not less than 75% of said Directors. Board of Director Termination "for cause" shall be effective immediately upon written notification being provided to TORRES.

CONSULTING CONTRACT AGREEMENT - GMII/TORRES
PAGE 3 of 4

     (a) Definition of "CAUSE". For purposes of this consulting contract, the term "Cause" shall be strictly interpreted to:

     (i) any material act of dishonesty by TORRES's designated employee, FERNANDO TORRES against GMII;

    (ii) willful or gross negligence of the performance of TORRES's designated employee, FERNANDO TORRES as it relates to her duties as a consultant to GMII;

   (iii) material breach by TORRES's designated employee, FERNANDO TORRES of this consulting contract;

    (iv) misconduct by TORRES's designated employee, FERNANDO TORRES, which results in substantial adverse effect of the business of GMII.

     8. DISABILITY. In the event that TORRES's designated employee, FERNANDO TORRES, becomes permanently disabled during the term of this consulting contract, then she shall continue in the services of GMII, but TORRES's compensation hereunder shall be reduced to the amount of monthly base compensation then in effect, (Item 3 herein) which compensation shall be reduced by any amounts received from worker's compensation, social security, disability programs, etc.

     9. GENERAL PROVISIONS. Any notice to be given herewith by either party to the other shall be in writing, and may be effected either by personal delivery or by facsimile, private courier, or certified mail, return receipt requested. Mailed notices shall be addressed to the parties at the addresses set forth below. Parties may change the notice address by supplying to the other party written notification of the change of address. Notices delivered personally shall be deemed communicated upon receipt; however, facsimiles, private courier deliveries, or mailed notices shall be deemed communicated as of one day after faxing, delivery to a private courier or mailing.

        FERNANDO TORRES           GROUPMED INTERNATIONAL, INC.
        ADDRESS TO BE SUPPLIED    3095 South Grade Rd., #B
        Alpine, California 91901  Alpine, California 91901
        619-445-0764              619-445-0977

     (a) Partial Invalidity of this Consulting Contract. Should any portion of this consulting contract agreement be held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions thereof, shall nevertheless continue in full force without being impaired or invalidated in any way.

MANAGEMENT CONTRACT AGREEMENT - GMII/TORRES
Page 4 of 4

     (b) Jurisdiction. This management contract agreement shall be governed by the laws and statutes and construed in accordance with the laws of the State of Nevada.

     (c) Assignment. This management contract agreement shall inure to the benefit of and bind the parties hereto, and their respective legal representatives, successors and assigns.

     DATED this ________ day of _______, 199__.

IN WITNESS THEREOF, the parties have executed this Management Contract
Agreement.

GROUPMED, INTERNATIONAL INC., by           FERNANDO TORRES, by


________________________________           ____________________________

THIS AGREEMENT IS SUBJECT TO THE APPROVAL OF THE BOARD OF DIRECTORS OF GROUPMED INTERNATIONAL, INC., AND LEGAL COUNSEL FOR THE GROUPMED
INTERNATIONAL CORPORATION.

WITH SIGNATURES OF THE PRESIDENT AND SECRETARY OF GMII AFFIXED BELOW AND THE IMPRINTMENT OF THE CORPORATE SEAL, AS WELL AS THE SIGNATURE OF CORPORATE COUNSEL, THIS CONTRACT HAS BEEN APPROVED BY THE BOARD OF DIRECTORS FOR GROUPMED INTERNATIONAL, INC. PURSUANT TO THE TERMS AND CONDITIONS PROVIDED HEREIN.

____________________________             ______________________________
GROUPMED INTERNATIONAL, INC.             CORPORATE LEGAL COUNSEL FOR GMII
BY PRESIDENT DAN LOMAX


ATTEST:



_________________________________
GROUPMED INTERNATIONAL, INC.
BY SECRETARY FERNANDO TORRES


(SEAL)

                                       EXHIBIT "A"
                               TO BE ATTACHED TO MANAGEMENT
                               CONTRACT AGREEMENT PROPOSAL
                              GMII - FERNANDO TORRES MORENO




FERNANDO TORRES                                            JOB DESCRIPTION
__________________________________________________________________________

DUTIES

Implement policy as established by the Board of Directors of GroupMed International, Inc. (GMI)

Oversee the direction of all activities with regard to the operation of GroupMed International subsidiaries, namely GMI-Mexico, and affiliated companies, namely MHCC and TelMed.

Provide a liaison between the GMI Board and the GMI-Mexico Board, as well as with the Medical Advisory Board and the Medical Director of the GroupMed-Las Americas Hospital.

Establish, Monitor and Report to the GMI Board an acceptable policy of Financial and Productivity standards for the effective control and efficient utilization of GMI's subsidiaries and affiliates material, financial and human resources.

Develop, per GMI Board policy, new enterprises or ventures which further enhance the value of GMI's activities, assets and businesses.

                            CONSULTING CONTRACT AGREEMENT

This contract is drawn this 1st day of July, 1995, representing the agreement entered into by and between GROUPMED INTERNATIONAL, INC., a Nevada corporation, and/or its nominee, (hereinafter referred to as GMII) and SERAMEX, INC., and/or its nominee, (hereinafter referred to as SERAMEX).

     It is hereby agreed to as follows:

     1. TERM OF AGREEMENT. GMII hereby agrees to contract the annual consulting services of SERAMEX for a time certain, beginning July 1, 1995 and concluding July 1, 1996. The consulting services provided by SERAMEX to GMII shall be renewed, and renegotiated if necessary, not later than July 1, 1996, so as to continue the effectiveness of the annual consulting contract of SERAMEX. The consulting contract shall be approved by the Board of Directors of GMII at a properly noticed Board Meeting convened for said purpose.

     2. SCOPE OF CONSULTATION. SERAMEX shall provide and render to GMII the necessary services to conduct the business of GMII, including but not limited to the outline defined within Exhibit A, attached hereto, and by this referenced incorporated as a permanent part of this consulting contract agreement. The services provided by SERAMEX to GMII shall be consistent with the duties incidental to a consultant to the Board of a corporation. In addition, SERAMEX may, from time to time, be called upon by the Board of Directors to perform similar duties that will enhance the business of GMII.

     3. COMPENSATION. SERAMEX shall be compensated for its services to GMII, and under the terms and conditions of this consulting contract as follows:

     (a) Compensation. GMII shall pay to SERAMEX a monthly base amount of FOUR THOUSAND Dollars ($4,000) beginning 7/1/95. SERAMEX shall be responsible for the filing of all required tax documents in regards to its corporate income, as well as all applicable federal filings. SERAMEX shall be eligible to receive a minimum annual ten percent (10%) salary increase, if said increase is in compliance with the terms and conditions of Rule 15c2-11, if applicable, and the Articles of Incorporation of GMII, and approved by the Board of Directors.

     (b) Stock Benefit Plan Compensation. SERAMEX shall be eligible to receive awards through the GMII Board approved Incentive and Stock Award Plan. The awards presented include stock options, restricted stock, restricted stock units payable in GMII common stock or cash, and other stock-based awards more particularly detailed within the GMII approved Board minutes regarding such matters.

CONSULTING CONTRACT AGREEMENT - GMII/SERAMEX
Page 2 of 4

     (c) Bonus Compensation. SERAMEX, in addition to the monthly compensation base amount, is eligible to participate in GMII's subjective bonus plan, as reflected within the GMII approved Board minutes regarding such matters. As it specifically relates to GMIX, SERAMEX, in addition to the above compensation, will receive two percent (2%) of the net profits (after taxes) of GMIX for five years. This bonus compensation may be increased a minimum of one percent (1%) per year, to a maximum of an additional three percent (3%) per year by the Board of Directors for superior quality of service and financial performance.

     4. EXPENSES/REIMBURSEMENTS. SERAMEX is authorized to incur reasonable expenses as it relates to the business of GMII, including but not limited to the expenses of entertainment and travel, and phone use. As detailed within the GMII approved Board minutes regarding expense reimbursement, upon presentation of expenses made by SERAMEX, GMII shall reimburse SERAMEX for the same.

     5. CORPORATE ALLOWANCES.

     (a) HEALTH/LIFE INSURANCE At such time when the corporation arranges for health and life insurance coverage, ELLEN HARBESTON, a designated employee of SERAMEX, shall receive said coverage.

     6. TERMINATION. Except as otherwise provided herein, this agreement shall terminate upon the expiration of this management contract, or upon the death of ELLEN HARBESTON, a designated employee of SERAMEX. Should termination occur, for whatever reason, GMII shall remunerate to SERAMEX or its nominee, or heirs, as the case may be, with respect of all rights which shall accrue prior or subsequent to termination.

     7. TERMINATION FOR CAUSE. GMII shall have the right to terminate SERAMEX "for cause", in which event continued compensation and benefits shall cease. Termination "for cause" shall be determined in good faith by the Board of Directors of GMII and shall require a vote of not less than 75% of said Directors. Board of Director Termination "for cause" shall be effective immediately upon written notification being provided to SERAMEX.

CONSULTING CONTRACT AGREEMENT - GMII/SERAMEX
PAGE 3 of 4

     (a) Definition of "CAUSE". For purposes of this consulting contract, the term "Cause" shall be strictly interpreted to:

     (i) any material act of dishonesty by SERAMEX's designated employee, ELLEN HARBESTON against GMII;

    (ii) willful or gross negligence of the performance of SERAMEX's designated employee, ELLEN HARBESTON as it relates to her duties as a consultant to GMII;

   (iii) material breach by SERAMEX's designated employee, ELLEN HARBESTON of this consulting contract;

    (iv) misconduct by SERAMEX's designated employee, ELLEN HARBESTON, which results in substantial adverse effect of the business of GMII.

     8. DISABILITY. In the event that SERAMEX's designated employee, ELLEN HARBESTON, becomes permanently disabled during the term of this consulting contract, then she shall continue in the services of GMII, but SERAMEX's compensation hereunder shall be reduced to the amount of monthly base compensation then in effect, (Item 3 herein) which compensation shall be reduced by any amounts received from worker's compensation, social security, disability programs, etc.

     9. GENERAL PROVISIONS. Any notice to be given herewith by either party to the other shall be in writing, and may be effected either by personal delivery or by facsimile, private courier, or certified mail, return receipt requested. Mailed notices shall be addressed to the parties at the addresses set forth below. Parties may change the notice address by supplying to the other party written notification of the change of address. Notices delivered personally shall be deemed communicated upon receipt; however, facsimiles, private courier deliveries, or mailed notices shall be deemed communicated as of one day after faxing, delivery to a private courier or mailing.

         SERAMEX, INC.                 GROUPMED INTERNATIONAL, INC.
         2250 Willits Road             3095 South Grade Rd., #B
         Alpine, California 91901      Alpine, California 91901
         619-445-0990                  619-445-0977

     (a) Partial Invalidity of this Consulting Contract. Should any portion of this consulting contract agreement be held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions thereof, shall nevertheless continue in full force without being impaired or invalidated in any way.

CONSULTING CONTRACT AGREEMENT - GMII/SERAMEX
Page 4 of 4

     (b) Jurisdiction. This consulting contract agreement shall be governed by the laws and statutes and construed in accordance with the laws of the State of Nevada.

     (c) Assignment. This consulting contract agreement shall inure to the benefit of and bind the parties hereto, and their respective legal representatives, successors and assigns.

     DATED this ____________ day of _____________, 199_.

IN WITNESS THEREOF, the parties have executed this Consulting Contract
Agreement.

GROUPMED, INTERNATIONAL INC., by               SERAMEX, INC., by

________________________________               _________________________

THIS AGREEMENT IS SUBJECT TO THE APPROVAL OF THE BOARD OF DIRECTORS OF GROUPMED INTERNATIONAL, INC., AND LEGAL COUNSEL FOR THE GROUPMED
INTERNATIONAL CORPORATION.

WITH SIGNATURES OF THE PRESIDENT AND SECRETARY OF GMII AFFIXED BELOW AND THE IMPRINTMENT OF THE CORPORATE SEAL, AS WELL AS THE SIGNATURE OF CORPORATE COUNSEL, THIS CONTRACT HAS BEEN APPROVED BY THE BOARD OF DIRECTORS FOR GROUPMED INTERNATIONAL, INC. PURSUANT TO THE TERMS AND CONDITIONS PROVIDED HEREIN.

____________________________          ________________________________
GROUPMED INTERNATIONAL, INC.          CORPORATE LEGAL COUNSEL FOR GMII
BY PRESIDENT DAN LOMAX



ATTEST:



_________________________________________
GROUPMED INTERNATIONAL, INC.
BY SECRETARY FERNANDO TORRES

(SEAL)

                                      EXHIBIT "A"
                             TO BE ATTACHED TO MANAGEMENT
                             CONTRACT AGREEMENT PROPOSAL
                                 GMII - SERAMEX, INC.

Duties:

Implement appropriate and updated GroupMed International, Inc. {"GMII"} Business Plan(s) for the Board of Directors review and approval as new assets are acquired, or as otherwise needed.

In addition, develop and design similar Business Plan document(s) to include all GMII's subsidiaries, both domestic and international. As of this writing, projected Mexican subsidiaries are GroupMed International de Mexico, S.A. de C.V., TelMed de Mexico (sic), Tierra de Mexico (sic), EMM de Mexico
(sic), and CBMI de Mexico (sic). It is anticipated that each international entity will have a corresponding U.S. corporation.

Provide liaison among GMII subsidiaries and the GMII Chairman of the Board, as required.

Specifically, as it pertains to Hospital Las Americas, develop and maintain "new business" recommendations for GMII Board approval, to increase profitability of facility.

Communicate with Management personnel in all subsidiaries to ensure and enhance cohesive and effective interactive selling adeptness.

Recommend for development, per GMII Board policy, the availability of new business opportunities which could further enhance GMII's assets.